1997 Semiannual Report

[LOGO]    INSTITUTIONAL
          MONEY
          MARKET
          FUND

CONTENTS
 ............................................

Institutional Money Market Fund
 ............................................

Letter to Shareholders.....................2
Financial Statements and Notes.............4
Investments in Securities.................11
Directors and Officers....................13
Shareholder Services......................14
Glossary***...............................15


This report is intended for shareholders of Institutional Money Market Fund, but may also be used as sales literature if preceded or accompanied by a prospectus. The prospectus gives details about the charges, investment results, risks and operating policies of the fund.

*An investment in a Piper money market fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the fund will be able to maintain a stable net asset value of $1 per share.

*** This report includes a glossary to help you understand financial words used in the portfolio manager's letter. When you see this symbol, it indicates a word that is defined in the glossary.


[LOGO]

INTERNATIONAL GROWTH FUNDS
 ............................................
Emerging Markets Growth Fund
Pacific-European Growth Fund

U.S. GROWTH FUNDS
 ............................................
Small Company Growth Fund
Emerging Growth Fund
Growth Fund

GROWTH AND INCOME FUNDS
 ............................................
Growth and Income Fund
Balanced Fund

INCOME FUNDS
 ............................................
Government Income Fund
Intermediate Bond Fund
Adjustable Rate Mortgage Securities Fund

TAX-EXEMPT INCOME FUNDS
 ............................................
National Tax-Exempt Fund
Minnesota Tax-Exempt Fund

CASH MANAGEMENT FUNDS*
 ............................................
Money Market Fund
Tax-Exempt Money Market Fund
U.S. Government Money Market Fund
Institutional Money Market Fund


Piper Funds provide you with the flexibility to help you pursue your financial goals. Among our funds, we offer a spectrum of investment objectives and convenient shareholder services to meet the varied needs of today's investors.

Contact your Piper Jaffray Investment Executive for more information about the Piper Funds, including prospectuses, or call Mutual Fund Services at 1 800 866-7778. Please read the prospectuses carefully before investing.

An investment staple, cash management funds can help you organize your finances and build your assets.

PRESIDENT'S LETTER

May 15, 1997

[PHOTO]

WILLIAM H. ELLIS
President
Piper Capital Management
 .................................

INVESTOR EXPECTATIONS
 .................................
What investors expect from the stock market over the next 10 years.

[EDGAR REPRESENTATION OF PIE CHART]
56%                 Expect a 14% return
29%                 Expect more than a 14% return
14%                 Expect less than a 14% return

Source: Louis Harris and
Associates, 1996

*Past performance does not guarantee future results. Keep in mind that stocks are more volatile than bonds, and long-term government bonds are guaranteed by the U.S. government or its agencies as to payment of principal and interest.

DEAR SHAREHOLDERS:

What are you expecting from the markets this year? There's no denying that the stock market's been on a bit of a roller coaster ride of late. The past six months alone have seen record Dow highs, followed by quick downturns and rebounds that are higher still. In fact, stock and bond prices have seen unprecedented growth for almost 15 years. And, fortunately, more of you than ever are sharing in these gains.

    Word has it that investors' EXPECTATIONS have soared right along with these phenomenal returns, and that's troubling. Don't get me wrong -- we're happy about the gains investors have enjoyed. But it's important that we all understand the markets' potential for volatility and balance that with a good dose of reality.

   Here's what I mean. According to Ibbotson Associates, the markets have, on average, returned 11% in large-company stocks and 5% in long-term government bonds per year since 1926.* Yet today's investors expect much more. I recently read the results of a national survey by Louis Harris and Associates that found a wide majority of investors expect at least a 14% stock market return over the next 10 years (which is the average annual return from the last decade). Some predict even greater returns.

   No matter what the markets bring this year, I believe it's important to maintain a long-term perspective. History shows that it's common for investors to bail out at the first signs of a market downturn. But if I've learned one thing from my 30 years in the financial services industry, it's this: you can gain only if you stay in the game for the long term. Remember that market and interest rate volatility (like we saw in March) are normal parts of investing. I've never met anyone who can always time the market to their advantage. Here's an adage to keep in mind: focus on "TIME IN the market," not "TIMING the market."

   My other advice for weathering the bumpy markets? Stay in touch with your Investment Executive. Together, you have probably already set your financial goals and formulated a plan to help you reach them. Stick to that plan. During this uncertain time, your Investment Executive can help you sort through the clutter and tune out the market noise. Best of all, your broker can lend you the perspective gained from years of experience and help you focus on long-term results.

   Thank you for your investment and best wishes for the balance of 1997.

Sincerely,

/s/ William H. Ellis

William H. Ellis

  1       1997 Semiannual Report -- Institutional Money Market Fund

INSTITUTIONAL MONEY MARKET FUND

May 15, 1997

[PHOTO]

NANCY S. OLSEN
is primarily responsible for the management of Institutional Money Market Fund. She has 19 years of financial experience.
 .........................................................

DEAR SHAREHOLDERS:

INSTITUTIONAL MONEY MARKET FUND'S SEVEN-DAY CURRENT YIELD INCREASED SINCE WE REPORTED TO YOU SIX MONTHS AGO FROM 5.12% ON SEPTEMBER 30, 1996, TO 5.18%* ON MARCH 31, 1997. This is also an increase from a year ago on March 31, 1996, when the fund's seven-day current yield was 5.03%.

SHORT-TERM INTEREST RATES REMAINED VOLATILE DURING THE PERIOD, AS THE ECONOMY APPEARED TO WEAKEN AND THEN PICK UP STRENGTH. During fourth quarter 1996, slow growth and benign inflation numbers led the markets to trade based on expectations that the Federal Reserve Board (Fed) would not change the federal funds rate.*** However, by late February economic reports began to portray an economy that was picking up steam. On March 25, the Fed announced a 0.25% increase in the federal funds rate, citing the potential for inflation from stronger than desired economic conditions. Economic reports since the rate increase have been strong, raising the possibility of an additional Fed rate hike in the next few weeks.

WE PROVIDED YOU WITH A COMPETITIVE RATE OF RETURN DURING THE PAST SIX MONTHS BY MANAGING THE FUND'S AVERAGE MATURITY AND MAKING SOME CHANGES TO THE FUND'S COMPOSITION. The fund's average weighted maturity*** was shorter at the beginning of the period; we gradually lengthened it toward year end to take advantage of higher short-term interest rates. We shortened the average weighted maturity again in the first part of 1997 and then lengthened it toward the end of the period to capture attractive yields. We also added some government agency floating-rate securities*** to the fund. These securities have adjustable interest rates and have performed well in a rising interest rate environment.

30-DAY EFFECTIVE YIELD*

[EDGAR REPRESENTATION OF LINE GRAPH]

 4/96           5.11%
 5/96           5.11%
 6/96           5.14%
 7/96           5.17%
 8/96           5.16%
 9/96           5.18%
10/96           5.12%
11/96           5.18%
12/96           5.18%
 1/97           5.17%
 2/97           5.18%
 3/97           5.20%

This chart shows Institutional Money Market Fund's 30-day effective yield as of the end of each month. 30-day effective yield is the income generated by the fund over a 30-day period. This income is annualized and assumed to be reinvested.

Since the fund's inception, the fund's adviser voluntarily waived fees and expenses. Had fees and expenses not been waived, Institutional Money Market Fund's 30-day effective yield and seven-day current yield would have been 5.15% and 5.13%, respectively, on March 31, 1997.

* Past performance does not guarantee future results. The return of your investment will fluctuate. An investment in the fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the fund will be able to maintain a stable net asset value of $1 per share.

*** This symbol indicates a word that is defined in the glossary.

  2       1997 Semiannual Report -- Institutional Money Market Fund

[PHOTO]

SHAISTA B. TAJAMAL
assists with the management of Institutional Money Market Fund. She has seven years of financial experience.

LOOKING AHEAD, WE ARE POSITIONING THE FUND'S AVERAGE WEIGHTED MATURITY SO IT IS NEUTRAL COMPARED TO THE FUND'S BENCHMARK. The fund's average weighted maturity was 52 days as of March 31, 1997. In addition, we are positioning the fund in somewhat of a barbell structure.*** We are focusing on securities with shorter maturities (seven to 90 days) and longer maturities (10 to 13 months), while de-emphasizing securities in between. This strategy allows us to capture higher yields available from longer maturities; and if rates increase, the securities with shorter maturities can be reinvested at higher rates more quickly. Going forward, we believe we will see more volatility in short-term markets in response to new economic data. We will continue to watch these reports for clues on the economy's direction and formulate our strategy accordingly.

OUR PRIMARY CONCERN IN MANAGING THE FUND IS THE SAFETY OF YOUR PRINCIPAL. We continue to use a fundamental approach to identify high-quality, government and agency money market securities that provide competitive yields. Our strategy is designed to add value by actively positioning the portfolio on the short end (13 months or less) of the yield curve*** and by managing the fund's average weighted maturity based on our interest rate forecast.

Thank you for your investment in Institutional Money Market Fund. We are committed to providing you with high-quality investments and will continue working to help you achieve your financial goals.

Sincerely,

/s/ Nancy Shellenberger Olsen

Nancy Shellenberger Olsen
Portfolio Manager


PORTFOLIO COMPOSITION

As a percentage of total assets on March 31, 1997.

[EDGAR REPRESENTATION OF PIE CHART]

Federal Home Loan Mortgage Corporation                        13%

Other Government-Backed Securities                             2%

Federal National Mortgage Association                          9%

Tennessee Valley Authority                                     2%

Student Loan Marketing Association                             7%

Repurchase Agreements                                         29%

Federal Agricultural Mortgage Corporation                      6%

Federal Home Loan Bank                                        11%

Other Assets                                                   2%

U.S. Treasury Securities                                       6%

Federal Farm Credit Bank                                      13%


  3  1997 Semiannual Report -- Institutional Money Market Fund

            Financial Statements (Unaudited)

--------------------------------------------------------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES  March 31, 1997
 ..................................................................

ASSETS:
Investments in securities at amortized cost which
  approximates market value (note 2) (including repurchase
  agreements of $91,398,000) ...............................     $314,097,686
Cash in bank on demand deposit .............................           25,531
Organization costs (note 2) ................................           16,533
Accrued interest receivable ................................          560,820
                                                              -----------------
  Total assets .............................................      314,700,570
                                                              -----------------

LIABILITIES:
Dividends payable to shareholders ..........................        1,190,215
Accrued investment management fee ..........................           36,276
Other accrued expenses .....................................           47,164
                                                              -----------------
  Total liabilities ........................................        1,273,655
                                                              -----------------
  Net assets applicable to outstanding capital stock .......     $313,426,915
                                                              -----------------
                                                              -----------------

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital ...............     $313,426,915
                                                              -----------------

  Total - representing net assets applicable to outstanding
    common stock ...........................................     $313,426,915
                                                              -----------------
                                                              -----------------

NET ASSET VALUE AND OFFERING PRICE:
Net assets .................................................     $313,426,915
Shares outstanding .........................................      313,426,915
Net asset value and offering price per share ...............     $       1.00
                                                              -----------------
                                                              -----------------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

4                                      1997 Semiannual Report - Institutional
                                     Money Market Fund

--------------------------------------------------------------------------------

                      STATEMENT OF OPERATIONS For the Six Months Ended March 31, 1997
 ..................................................................

INCOME:
Interest ...................................................     $ 6,461,894
                                                              -----------------

EXPENSES (NOTE 5):
Investment management fee ..................................         178,696
Custodian and accounting fees ..............................         125,861
Transfer agent and dividend disbursing agent fees ..........          17,770
Registration fees ..........................................          66,376
Reports to shareholders ....................................          24,931
Amortization of organization costs .........................           7,064
Directors' fees ............................................           5,150
Audit and legal fees .......................................          42,469
Other expenses .............................................          18,633
                                                              -----------------
  Total expenses ...........................................         486,950
    Less expenses waived by the adviser ....................         (63,043)
                                                              -----------------

  Net expenses before expenses paid indirectly .............         423,907
    Less expenses paid indirectly ..........................            (513)
                                                              -----------------

  Total net expenses .......................................         423,394
                                                              -----------------

  Net investment income ....................................     $ 6,038,500
                                                              -----------------
                                                              -----------------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

5                                      1997 Semiannual Report - Institutional
                                     Money Market Fund

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
 ..................................................................

                                                               SIX MONTHS ENDED       THREE MONTHS
                                                                   3/31/97               ENDED              YEAR ENDED
                                                                 (UNAUDITED)            9/30/96              6/30/96
                                                              ------------------   ------------------   ------------------
OPERATIONS:
Net investment income ......................................     $     6,038,500      $  2,199,636         $     5,386,499
                                                              ------------------   ------------------   ------------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income .................................          (6,038,500)       (2,199,636)             (5,386,499)
                                                              ------------------   ------------------   ------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4):
  Increase (decrease) in net assets from capital share
    transactions ...........................................         140,862,128        (1,250,844)            121,326,769
                                                              ------------------   ------------------   ------------------
  Total increase (decrease) in net assets ..................         140,862,128        (1,250,844)            121,326,769

Net assets at beginning of period ..........................         172,564,787       173,815,631              52,488,862
                                                              ------------------   ------------------   ------------------

Net assets at end of period ................................     $   313,426,915      $172,564,787         $   173,815,631
                                                              ------------------   ------------------   ------------------
                                                              ------------------   ------------------   ------------------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

6                                      1997 Semiannual Report - Institutional
                                     Money Market Fund

             Notes to Financial Statements (Unaudited)
--------------------------------------------------------------------------------

(1) ORGANIZATION
 ................................
                      Piper Institutional Funds Inc. (the company) is registered under the Investment Company Act of 1940 (as amended) as a single, open-end management investment company. The company currently includes one diversified series, Institutional Money Market Fund (the fund). The company's articles of incorporation permit the board of directors to create additional series in the future.

                      Institutional Money Market Fund invests in short-term securities that are issued or guaranteed as to payment of principal and interest by the U.S. government, its agencies or instrumentalities, and repurchase agreements backed by such securities.

                      There is no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
 ................................
                      INVESTMENTS IN SECURITIES
                      Pursuant to Rule 2a-7 of the Investment Company Act of 1940 (as amended), securities are valued on the basis of amortized cost, which approximates market value.

                      Security transactions are accounted for on the date the securities are purchased or sold. Interest income, including amortization of discount and premium computed on a straight line basis, is accrued daily.

                      FEDERAL TAXES
                      The fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                      DISTRIBUTIONS TO SHAREHOLDERS
                      Distributions to shareholders from net investment income are declared daily and reinvested in additional shares of the fund monthly.

                      REPURCHASE AGREEMENTS
                      For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into an individual, joint or tri-party trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund's custodian bank until maturity of the repurchase agreement. Securities pledged as collateral for all tri-party repurchase agreements are held by a third-party custodian until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the fund in the event of a default.

                      ORGANIZATION COSTS
                      Organization costs were incurred in connection with the start up and initial registration of the fund. These costs are amortized over 60 months on a straight-line basis. If any or all of the shares representing initial capital of the fund are redeemed by any holder thereof prior to the end of the

--------------------------------------------------------------------------------

7                                      1997 Semiannual Report - Institutional
                                     Money Market Fund

--------------------------------------------------------------------------------
                      amortization period, the proceeds will be reduced by the unamortized organization cost balance in the same proportion as the number of shares redeemed bears to the number of initial shares outstanding preceding the redemption.

                      USE OF ESTIMATES
                      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) INVESTMENT
    SECURITY
    TRANSACTIONS
 ................................
                      Cost of purchases and proceeds from sales of securities, for the six months ended March 31, 1997, aggregated $3,042,393,506 and $2,900,836,585 respectively.

                      For the six months ended March 31, 1997, no brokerage commissions were paid to Piper Jaffray Inc. (Piper Jaffray), an affiliated broker.

(4) CAPITAL SHARE
    TRANSACTIONS
 ................................
                      Capital share transactions for the fund at net asset value of $1 were as follows:

                                                                     THREE MONTHS
                                                   SIX MONTHS           ENDED
                                                     ENDED          SEPTEMBER 30,        YEAR ENDED
                                                 MARCH 31, 1997          1997          JUNE 30, 1996
                                                 --------------     --------------     --------------
Authorized 100 billion shares of $0.01 par
  value
Purchases of fund shares ....................    $ 608,871,292      $ 228,681,381      $  590,483,864
Issued for reinvested distributions .........        5,390,639          2,077,811           4,730,393
Redemptions of fund shares ..................     (473,399,803)      (232,010,036)       (473,887,488)
                                                 --------------     --------------     --------------
                                                 $ 140,862,128      $  (1,250,844)     $  121,326,769
                                                 --------------     --------------     --------------
                                                 --------------     --------------     --------------

(5) EXPENSES
 ................................
                      INVESTMENT MANAGEMENT FEE
                      The company has entered into an investment management agreement with Piper Capital Management Incorporated (Piper Capital) under which Piper Capital manages the fund's assets and furnishes related office facilities, equipment, research and personnel. The agreement requires the fund to pay Piper Capital a monthly fee based on average daily net assets. The fee is equal to an annual rate of 0.15% of the fund's average daily net assets.

                      SHAREHOLDER ACCOUNT SERVICING FEES
                      The company has also entered into shareholder account servicing agreements under which Piper Jaffray and Piper Trust Company (Piper Trust) perform various transfer and dividend disbursing agent services for accounts held at the respective company. The fees, which are paid monthly to Piper Jaffray and Piper Trust for providing these services, are equal to an annual rate of $9.00 per active shareholder account and $6.00 per closed account. For the six months ended March 31, 1997, the fund paid $2,770 and $0 to Piper Jaffray and Piper Trust, respectively, in connection with the shareholder account servicing agreements.

                      OTHER FEES AND EXPENSES
                      In addition to the investment management and shareholder account servicing fees, the fund is responsible for paying most other operating expenses including: outside directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses;

--------------------------------------------------------------------------------

8                                      1997 Semiannual Report - Institutional
                                     Money Market Fund

--------------------------------------------------------------------------------
                      legal, auditing and accounting services; insurance; interest; taxes and other miscellaneous expenses. For the year ending September 30, 1997, Piper Capital voluntarily limited total fees and expenses to an annual rate of 0.35% of the fund's average daily net assets.

                      Expenses paid indirectly represent a reduction of custodian fees for earnings on miscellaneous cash balances maintained by the fund.

--------------------------------------------------------------------------------

9                                      1997 Semiannual Report - Institutional
                                     Money Market Fund

--------------------------------------------------------------------------------

(6) FINANCIAL
    HIGHLIGHTS
 ................................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                      INSTITUTIONAL MONEY MARKET FUND

                                           Six Months
                                             Ended         Three Months
                                           March 31,           Ended                  Year Ended June 30,
                                              1997         September 30,     --------------------------------------
                                          (Unaudited)          1996           1996      1995      1994     1993(b)
                                          ------------     -------------     ------    ------    ------    --------
PER-SHARE DATA
Net asset value, beginning of period ...     $ 1.00            $ 1.00        $ 1.00    $ 1.00    $ 1.00    $ 1.00
                                          ------------     -------------     ------    ------    ------    --------
Operations:
  Net investment income ................       0.03              0.01          0.05      0.05      0.03      0.01
Distributions to shareholders:
  From net investment income ...........      (0.03)            (0.01)        (0.05)    (0.05)    (0.03)    (0.01)
                                          ------------     -------------     ------    ------    ------    --------
Net asset value, end of period .........     $ 1.00            $ 1.00        $ 1.00    $ 1.00    $ 1.00    $ 1.00
                                          ------------     -------------     ------    ------    ------    --------
                                          ------------     -------------     ------    ------    ------    --------
SELECTED INFORMATION
Total return (a) .......................       2.55%             1.29%         5.42%     5.26%     3.23%     1.24%
Net assets at end of period (in
  millions) ............................     $  313            $  173        $  174    $   52    $   35    $   40
Ratio of expenses to average daily net
  assets ...............................       0.35%(c)          0.35%(c)      0.35%     0.35%     0.35%     0.35%(c)
Ratio of net investment income to
  average daily net assets .............       5.07%(c)          5.06%(c)      5.22%     5.17%     3.26%     3.02%(c)
Ratios before waivers by the adviser:
Ratio of expenses to average daily net
  assets before waivers ................       0.41%(c)          0.41%(c)      0.38%     0.49%     0.61%       --
Ratio of net investment income to
  average daily net assets before
  waivers                                      5.01%(c)          5.00%(c)      5.19%     5.03%     3.00%       --

(A) TOTAL RETURN ASSUMES REINVESTMENT OF DISTRIBUTIONS AND DOES NOT REFLECT A SALES CHARGE.
(B)  COMMENCEMENT OF OPERATIONS WAS FEBRUARY 2, 1993.
(C)  ANNUALIZED.

--------------------------------------------------------------------------------

10                                     1997 Semiannual Report - Institutional
                                     Money Market Fund

                     Investments in Securities (Unaudited)
--------------------------------------------------------------------------------

INSTITUTIONAL MONEY MARKET FUND                                      March 31, 1997
 ............................................................................................

                                                            Principal              Market
Description of Security                                       Amount              Value (a)
---------------------------------------------------------  ------------         -------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

U.S. GOVERNMENT AND AGENCY SECURITIES (62.5%):
  FEDERAL AGRICULTURAL MORTGAGE CORPORATION DISCOUNT NOTES (6.4%):
    5.32%, 4/15/97 ......................................  $ 10,000,000         $   9,979,311
    5.45%, 4/21/97 ......................................    10,000,000             9,969,722
                                                                                -------------
                                                                                   19,949,033
                                                                                -------------

  FEDERAL FARM CREDIT BANK DISCOUNT NOTES (10.0%):
    5.24%, 4/1/97 .......................................    10,000,000            10,000,000
    5.21%, 4/7/97 .......................................     2,400,000             2,397,916
    5.18%, 4/11/97 ......................................     4,000,000             3,994,245
    5.44%, 5/5/97 .......................................     5,755,000             5,725,432
    5.26%, 5/5/97 .......................................     4,295,000             4,273,663
    5.47%, 6/5/97 .......................................     5,000,000             4,950,618
                                                                                -------------
                                                                                   31,341,874
                                                                                -------------

  FEDERAL FARM CREDIT BANK FLOATING RATE NOTES (B) (2.9%):
    5.25%, 12/17/97 .....................................     3,000,000             2,998,108
    5.50%, 3/19/98 ......................................     6,000,000             5,995,248
                                                                                -------------
                                                                                    8,993,356
                                                                                -------------

  FEDERAL HOME LOAN BANK COUPON NOTES (1.0%):
    5.88%, 2/5/98 .......................................     3,000,000             2,999,745
                                                                                -------------

  FEDERAL HOME LOAN BANK DISCOUNT NOTES (8.7%):
    5.26%, 4/3/97 .......................................     5,000,000             4,998,539
    5.48%, 4/17/97 ......................................     1,000,000               997,564
    5.44%, 4/21/97 ......................................     2,025,000             2,018,880
    5.25%, 4/21/97 ......................................     4,005,000             3,993,319
    5.48%, 4/24/97 ......................................     5,000,000             4,982,463
    5.49%, 6/25/97 ......................................     4,605,000             4,545,308
    5.49%, 6/30/97 ......................................     5,985,000             5,902,855
                                                                                -------------
                                                                                   27,438,928
                                                                                -------------

  FEDERAL HOME LOAN BANK FLOATING RATE NOTES (B) (1.6%):
    5.39%, 3/19/98 ......................................     4,000,000             3,997,187
    5.55%, 9/2/97 .......................................     1,000,000               998,960
                                                                                -------------
                                                                                    4,996,147
                                                                                -------------

  FEDERAL HOME LOAN MORTGAGE CORPORATION DISCOUNT NOTES (12.2%):
    5.24%, 4/2/97 .......................................     5,000,000             4,999,272
    5.24%, 4/2/97 .......................................     4,110,000             4,109,402
    5.21%, 4/4/97 .......................................     5,000,000             4,997,829
    5.26%, 4/8/97 .......................................     5,000,000             4,994,886
    5.48%, 4/10/97 ......................................     1,000,000               998,630
    5.47%, 4/10/97 ......................................     3,410,000             3,405,337
    5.27%, 4/14/97 ......................................     5,000,000             4,990,485
    5.46%, 4/18/97 ......................................     1,500,000             1,496,133
    5.18%, 5/6/97 .......................................     8,350,000             8,307,948
                                                                                -------------
                                                                                   38,299,922
                                                                                -------------

  FEDERAL NATIONAL MORTGAGE ASSOCIATION DISCOUNT NOTES (4.5%):
    5.50%, 4/9/97 .......................................     1,540,000             1,538,118
    5.48%, 4/10/97 ......................................     1,235,000             1,233,308
    5.24%, 4/10/97 ......................................     2,000,000             1,997,380

                                                            Principal              Market
Description of Security                                       Amount              Value (a)
---------------------------------------------------------  ------------         -------------
    5.50%, 4/17/97 ......................................  $  1,000,000         $     997,556
    5.48%, 4/18/97 ......................................     1,650,000             1,645,730
    5.50%, 4/21/97 ......................................     2,700,000             2,691,750
    5.24%, 5/2/97 .......................................     4,000,000             3,981,951
                                                                                -------------
                                                                                   14,085,793
                                                                                -------------

  FEDERAL NATIONAL MORTGAGE ASSOCIATION FLOATING RATE NOTES (B) (4.5%):
    5.65%, 6/11/97 ......................................     7,000,000             6,999,750
    5.61%, 5/1/97 .......................................     3,000,000             2,999,876
    5.55%, 6/2/99 .......................................     2,000,000             1,989,912
    5.52%, 6/20/97 ......................................     2,000,000             1,999,567
                                                                                -------------
                                                                                   13,989,105
                                                                                -------------

  STUDENT LOAN MARKETING ASSOCIATION FLOATING RATE NOTES (B) (3.2%):
    5.60%, 9/28/98 ......................................     6,740,000             6,731,080
    5.76%, 10/30/97 .....................................     2,360,000             2,360,000
    5.87%, 6/30/97 ......................................     1,000,000               999,897
                                                                                -------------
                                                                                   10,090,977
                                                                                -------------

  U.S. TREASURY NOTES AND BONDS (6.3%):
    5.13%, 2/28/98 ......................................     7,000,000             6,958,246
    6.00%, 11/30/97 .....................................     3,000,000             3,010,649
    5.13%, 3/31/98 ......................................    10,000,000             9,941,979
                                                                                -------------
                                                                                   19,910,874
                                                                                -------------

  FEDERAL HOME LOAN MORTGAGE CORPORATION (1.2%):
    6.50%, 2/1/98 .......................................     3,883,232(f)          3,899,133
                                                                                -------------

      Total U.S. Government and Agency Securities
        (cost: $195,994,887)  ...........................                         195,994,887
                                                                                -------------

OTHER U.S. GOVERNMENT AGENCY SECURITIES (1.9%):
    Tennessee Valley Authority, 5.48%, 4/9/97
        (cost: $5,992,693) ..............................     6,000,000             5,992,693
                                                                                -------------

U.S. GOVERNMENT AGENCY-BACKED SECURITIES (6.6%):
    Downey Savings & Loan Association, LOC Federal Home
      Loan Bank of San Francisco, 5.50%, 12/5/97 ........     7,000,000             6,734,778
    USA Group Secondary Market Services Inc., LOC Student
      Loan Marketing Association, 5.40%, 4/3/97 .........     7,000,000             6,997,900
    USA Group Secondary Market Services Inc., LOC Student
      Loan Marketing Association, 5.29%, 4/21/97 ........     7,000,000             6,979,428
                                                                                -------------

      Total U.S. Government Agency-Backed Securities
        (cost: $20,712,106)  ............................                          20,712,106
                                                                                -------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

11                                     1997 Semiannual Report - Institutional
                                     Money Market Fund

--------------------------------------------------------------------------------

INSTITUTIONAL MONEY MARKET FUND
(CONTINUED)

                                                            Principal              Market
Description of Security                                       Amount              Value (a)
---------------------------------------------------------  ------------         -------------
REPURCHASE AGREEMENTS (29.2%):
    Repurchase agreement with Goldman Sachs, acquired on
      2/14/97, interest of $130,838, 5.33%, 5/15/97 .....  $  9,819,000(c)(d)   $   9,819,000
    Repurchase agreement with Goldman Sachs, acquired on
      2/25/97, interest of $174,821, 5.32%, 5/27/97 .....    13,000,000(c)(d)      13,000,000
    Repurchase agreement with Goldman Sachs, acquired on
      3/31/97, interest of $7,179, 6.53%, 4/1/97
        (cost: $39,579,000) .............................    39,579,000(e)         39,579,000
    Repurchase Agreement with Morgan Stanley, acquired on
      3/24/97, interest of $8,540, 5.49%, 4/7/97 ........     4,000,000(c)          4,000,000
    Repurchase agreement with Morgan Stanley, acquired on
      3/25/97, interest of $10,831, 5.57%, 4/1/97 .          10,000,000(c)         10,000,000
    Repurchase agreement with Morgan Stanley, acquired on
      3/27/97, interest of $16,479, 5.65%, 4/3/97 .          15,000,000(c)         15,000,000
                                                                                -------------

      Total Repurchase Agreements
        (cost: $91,398,000)  ............................                          91,398,000
                                                                                -------------

      Total Investments in Securities
        (cost: $314,097,686) (g)  .......................                       $ 314,097,686
                                                                                -------------
                                                                                -------------

NOTES TO INVESTMENTS IN SECURITIES:
(A) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(B) INTEREST RATE VARIES TO REFLECT CURRENT MARKET CONDITIONS; RATE SHOWN IS THE EFFECTIVE RATE ON MARCH 31, 1997. THE MATURITY DATE REPRESENTS FINAL MATURITY. HOWEVER, FOR PURPOSES OF RULE 2A-7, MATURITY DATE IS THE NEXT INTEREST RATE RESET DATE.
(C) REPURCHASE AGREEMENT IN A TRI-PARTY ACCOUNT WHICH IS COLLATERALIZED BY U.S. GOVERNMENT AGENCY SECURITIES. ACCRUED INTEREST SHOWN REPRESENTS INTEREST DUE AT MATURITY OF THE REPURCHASE AGREEMENT. TRI-PARTY REPURCHASE AGREEMENTS REPRESENT AGREEMENTS WHERE UNINVESTED CASH BALANCES ARE TRANSFERRED TO AN INDEPENDENT THIRD-PARTY CUSTODIAN (BANK OF NEW YORK) AND THE COLLATERAL PLEDGED BY THE COUNTERPARTY TO THE AGREEMENT IS HELD AT THE SAME THIRD-PARTY CUSTODIAN FOR THE BENEFIT OF THE FUND.
(D) REPURCHASE AGREEMENTS WITH GREATER THAN SEVEN DAYS TO MATURITY ARE CONSIDERED ILLIQUID. THE AGGREGATE VALUE OF SUCH REPURCHASE AGREEMENTS REPRESENTS 7.3% OF NET ASSETS.
(E) REPURCHASE AGREEMENT IN A JOINT TRADING ACCOUNT WHICH IS COLLATERALIZED BY U.S. GOVERNMENT AGENCY SECURITIES. ACCRUED INTEREST SHOWN REPRESENTS INTEREST DUE AT MATURITY OF THE REPURCHASE AGREEMENT.
(F)  FIXED RATE MORTGAGE-BACKED PASS-THROUGH SECURITY.
(G)  ALSO REPRESENTS COST FOR FEDERAL INCOME TAX PURPOSES.

--------------------------------------------------------------------------------

12                                     1997 Semiannual Report - Institutional
                                     Money Market Fund

             Directors and Officers
--------------------------------------------------

                      DIRECTORS
                      David T. Bennett, CHAIRMAN, HIGHLAND HOMES, INC., USL
                          PRODUCTS, INC., KIEFER BUILT, INC., OF COUNSEL, GRAY, PLANT, MOOTY, MOOTY & BENNETT, P.A.
                      Jaye F. Dyer, PRESIDENT, DYER MANAGEMENT COMPANY
                      William H. Ellis, PRESIDENT, PIPER JAFFRAY COMPANIES INC.,
                          PIPER CAPITAL MANAGEMENT INCORPORATED
                      Karol D. Emmerich, PRESIDENT, THE PARACLETE GROUP
                      Luella G. Goldberg, DIRECTOR, TCF FINANCIAL, RELIASTAR
                          FINANCIAL CORP., HORMEL FOODS CORP.
                      David A. Hughey, RETIRED EXECUTIVE VICE PRESIDENT AND
                          CHIEF ADMINISTRATIVE OFFICER OF DEAN WITTER
                          INTERCAPITAL INC. AND DEAN WITTER TRUST CO.
                      George Latimer, CHIEF EXECUTIVE OFFICER, NATIONAL EQUITY
                          FUNDS

                      OFFICERS
                      William H. Ellis, CHAIRMAN OF THE BOARD
                      Paul A. Dow, PRESIDENT
                      Robert H. Nelson, VICE PRESIDENT AND TREASURER Susan Sharp Miley, SECRETARY

                      INVESTMENT ADVISER
                      Piper Capital Management Incorporated
                      222 SOUTH NINTH STREET, MINNEAPOLIS, MN 55402-3804

                      TRANSFER AND DIVIDEND DISBURSING AGENTS
                      Investors Fiduciary Trust Company
                      127 WEST 10TH STREET, KANSAS CITY, MO 64105-1716 Piper Jaffray Inc.
                      222 SOUTH NINTH STREET, MINNEAPOLIS, MN 55402-3804 Piper Trust Company
                      222 SOUTH NINTH STREET, MINNEAPOLIS, MN 55402-3804

                      CUSTODIAN AND ACCOUNTING AGENT
                      Investors Fiduciary Trust Company
                      127 WEST 10TH STREET, KANSAS CITY, MO 64105-1716

                      LEGAL COUNSEL
                      Dorsey & Whitney LLP
                      220 SOUTH SIXTH STREET, MINNEAPOLIS, MN 55402

--------------------------------------------------------------------------------

13                                     1997 Semiannual Report - Institutional
                                     Money Market Fund

                            SHAREHOLDER SERVICES

As a shareholder in Piper Funds, you have access to a full range of services and benefits.

Check your prospectus for details about services and any limitations that might apply to your fund.

LOW MINIMUM INVESTMENTS

You can open a Piper Fund account with a minimum investment of $250.

QUANTITY DISCOUNTS

If your initial investment exceeds a specified amount, if an investment combined with the value of your existing Piper shares exceeds a specified amount, or if your investments combined during a 13-month period exceed a specified amount, you can reduce or even eliminate the front-end sales charge.

WAIVER OF SALES CHARGES

Money market funds carry no sales charges.* Sales charges on other Piper Funds are waived on purchases of $500,000 or more. However, a contingent deferred sales charge may be imposed. See your prospectus for details.

AUTOMATIC REINVESTMENT OF DISTRIBUTIONS

For maximum growth of your assets, you can reinvest dividends and capital gains automatically in additional shares of your fund without a sales charge.

CROSS-REINVESTMENT OF DISTRIBUTIONS

Diversify your holdings by reinvesting dividends and capital gains from one Piper Fund to another.

CASH DISTRIBUTIONS

If you prefer, take your dividends and/or capital gains in cash.

AUTOMATIC MONTHLY INVESTMENT PROGRAM

You may automatically transfer $25 or more each month from any Piper money market fund* into many other Piper Funds.

AUTOMATIC MONTHLY MONEY TRANSFER PROGRAM

If you are starting a savings discipline or seeking a convenient way to invest, you can transfer a minimum of $100 automatically from your bank, savings and loan or other financial institution into many of the Piper Funds.

EXCHANGE PRIVILEGES

Revise your investment plan without incurring a sales charge by moving assets from one Piper Fund to another with the same fee structure. See your prospectus for restrictions involving exchanges between funds with different sales charges.

REINVESTMENT PRIVILEGES

If you buy a fund with a sales charge and later redeem your shares, you may reinvest all or part of the proceeds in shares of that fund or another Piper Fund within 30 days and pay no additional sales charge, subject to each fund's minimum investment requirements.

SYSTEMATIC WITHDRAWAL PLAN

If your account has a value of $5,000 or more, you can elect to receive periodic payments of $100 or more, at no cost, excluding money market funds.

ACCOUNT STATEMENTS

Whenever you add to or withdraw money from your account, you'll receive a monthly statement from Piper Jaffray. Accounts with no activity receive a quarterly statement instead. Periodic dividend and capital gain distributions, if any, also appear on your statement.

CONFIRMATION OF TRANSACTIONS

You receive a confirmation statement following every transaction, except in the money market funds. All transactions are reflected on your account statement.

* An investment in a Piper money market fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that the fund will be able to maintain a stable net asset value of $1 per share.


   14  1997 Semiannual Report -- Institutional Money Market Fund

GLOSSARY OF TERMS***
 .........................................................

AVERAGE WEIGHTED MATURITY
The average maturity is the mean of the maturity dates of a group of securities. The term is used to describe the average time before the securities in a fund mature. Average weighted maturity takes into account the size of each holding represented.

BARBELL STRUCTURE
A barbell investment structure emphasizes securities with maturities on the long- and short-term ends of the yield curve and de-emphasizes securities with intermediate-range maturities. This enables a manager to take advantage of the high yields associated with long-term maturities, while still providing liquidity with short-term maturities.

FEDERAL FUNDS RATE
The federal funds rate is the interest rate charged by banks with excess reserves at a Federal Reserve district bank to banks needing overnight loans to meet reserve requirements. The federal funds rate is the most sensitive indicator of the direction of interest rates, since it is set daily by the market, unlike the prime rate and the discount rate, which are periodically changed by banks and by the Federal Reserve Board, respectively.

FLOATERS/FLOATING RATE SECURITIES
Floaters are debt instruments that have an adjustable interest rate tied to another interest rate -- for example, the rate paid by Treasury bills. A floating rate security, for instance, provides a holder with additional interest if the applicable interest rate rises and less interest if the rate falls. It is generally best to buy floaters if it appears that interest rates will rise. If the outlook is for falling rates, investors typically concentrate on fixed-rate instruments.

YIELD CURVE
A graph that shows the relationship between the interest rates paid on bonds and their maturities, ranging from the shortest maturities to the longest available (assuming the bonds are all of the same quality). The resulting curve indicates whether short-term interest rates are higher or lower than long-term rates.

FOR MORE INFORMATION
 ....................................................

By Phone [SYMBOL]
 ....................................................
1 800 866-7778
FOR GENERAL INFORMATION
press 5, our Mutual Fund Services representatives are ready to answer your questions.

TO ORDER LITERATURE
press 5, ask a service representative to mail you additional literature, including a Quarterly Update. You can also request to be put on a mailing list to receive this information automatically each quarter.

By Mail [SYMBOL]
 ....................................................
Piper Capital Management
Attn: Mutual Fund Services
222 South Ninth Street
Minneapolis, MN 55402-3804

In an effort to reduce costs to our shareholders, we have implemented a process to reduce duplicate mailings of the fund's shareholder reports. This householding process should allow us to mail one report to each address where one or more registered shareholders with the same last name reside. If you would like to have additional reports mailed to your address, please call our Mutual Fund Services area at 1 800 866-7778, or mail a request to us.

On-Line [SYMBOL]
 ....................................................
http://www.piperjaffray.com/

*** This symbol indicates a word that is defined in the glossary.

  15  1997 Semiannual Report -- Institutional Money Market Fund

Institutional Money Market Fund


[LOGO]               PIPER FUNDS   222 South Ninth Street
                     Minneapolis, MN 55402-3804

                     PIPER JAFFRAY INC., FUND DISTRIBUTOR AND NASD MEMBER.

                                                     #20640    5/1997    157-97


  16  1997 Semiannual Report -- Institutional Money Market Fund